Goodwill	12 Months Ended
Feb. 28, 2021
Disclosure of goodwill [text block] [Abstract]
GOODWILL
8.	GOODWILL

Goodwill is allocated to the following cash generating units (CGUs): Mozambique, Portugal, Spain, Asia and Africa - Other.

	Mozambique	Portugal	Spain	Other	Total
	Figures in Rand thousands
Balance at March 1, 2019	63,085	27,928	19,796	11,289	122,098
Translation adjustments	4,899	2,449	1,736	321	9,405
Balance at February 29, 2020	67,984	30,377	21,532	11,610	131,503
Translation adjustments	(10,752)	1,815	1,286	300	(7,351)
Balance at February 28, 2021	57,232	32,192	22,818	11,910	124,152

Impairment testing

The Group performs its annual impairment test at the end of each financial year, or more frequently if there are indications that goodwill may be impaired. No impairment was identified in the current year which is consistent with the conclusions reached in 2020.

The Group considers the relationship between its market capitalization and its equity attributable to equity holders of the parent, among other factors, when performing the annual test of impairment. At February 28, 2021, the market capitalization of the Group exceeded the value of equity by ZAR17.0 billion (2020: ZAR5.9 billion).

The recoverable amount of each cash-generating unit (CGU) with the exception of the Other CGUs is determined using a discounted cash flow valuation technique, which requires the use of various estimates. Each of the cash flow projections are based on forecasts over a five-year period, which have been approved by senior management. The Other CGUs are valued on an earnings multiple basis.

The key estimates used for the value in use calculations and sensitivity to changes in assumptions are as follows:

Key estimates	CGU	2021	2020
Revenue growth rate
This is the average annual compound growth rate in revenue that is derived from management’s forecast and is based on external available information, such as GDP and inflation rate data within the region.	Mozambique	11%	7%
	Portugal	10%	3%
	Spain	16%	3%

The growth rate applied for revenue is considered to be the main driver of profitability and hence free cash flow. CGUs are at different maturity levels in their business cycles and hence will reflect considerably different growth rates. The various geographical markets the CGUs operate within also have differences in their economies which have been taken into consideration. The growth rate determined by management is based on historical data from both external and internal sources and is consistent with reported global telematics growth forecasts for the medium to long term and with the assumptions that a market participant would make.

Terminal growth rate
The estimated rate of growth after the five-year forecast period. This rate is informed primarily by external forecasts about economic activity by region. Changes in these rates are reflective of changes in market views on the economic growth in those regions.	Mozambique	9%	5%
	Portugal	1%	2%
	Spain	1%	2%

Discount rate
The rate reflects the specific risks relating to the country and industry in which the entity operates. These rates were determined using externally available information. The rates were determined using the Capital Asset pricing model and adjusting for risk. The rate is a pre-tax rate and the value in use has been determined on a pre-tax basis.	Mozambique	31%	35%
	Portugal	17%	16%
	Spain	20%	15%

Sensitivity analysis

The Group has applied a 50 basis point increase and decrease to the discount rates used in the impairment testing which does not result in impairment, however, the headroom on the goodwill balance attributable to Spain and Mozambique is limited when applying this sensitivity analysis.